EXHIBIT 10.43
***CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.***
FIRST AMENDMENT TO SUPPLY AGREEMENT
THIS FIRST AMENDMENT TO SUPPLY AGREEMENT (this “First Amendment”) is made and entered into as of Jan 1,2010 by and between OCI Company Ltd. (f/k/a DC Cbemical Co., Ltd.), a corporation duly organized and existing under the laws of the Republic of Korea, with its principal place of business at OCI Building, 50, Sogong-dong Jung-gu, Seoul, 100-718, Republic of Korea (“OCI”) and Evergreen Solar Inc., a company organized under the laws of Delaware, having its principal place of business at 138 Bartlett Street, Marlboro, Massachusetts 01752, U.S.A. (“Buyer”), for the purpose of amending and supplementing the Supply Agreement dated January, 30, 2008 that was previously entered into by the Parties for the period of the year 2009 through 2015 (the “Original Agreement”).
WHEREAS, the Parties entered into the Amendment to Supply Agreement dated Jan 1,2010 under which both Parties orderly agree to change the quantity, price and advance payment credit respectively;
WHEREAS, the Parties have agreed to make certain changes to the terms and conditions of the Original Agreement; and
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:
1. The table of quantities and prices contained in Section 1.1 (entitled Quantity and Price of Product) of the Original Agreement shall be revised and amended as follows:

Calendar Year Price	Annual Quantity	Price
2009	[****]kgs	US$[****]/kg
2010	[****]kgs	US$[****]/kg
2011	[****]kgs	US$[****]/kg
2012	[****]kgs	US$[****]/kg
2013	[****]kgs	US$[****]/kg
2014	[****]kgs	US$[****]/kg
2015	[****]kgs	US$[****]/kg

Total	[****]kgs	US$[****]/kg

2. Section 2.3 of the Original Agreement (entitled Advance Payment) is hereby amended by deleting such section in its entirety and replacing it with the following:

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In respect of payments made by Buyer to OCI pursuant to Section 4.1 of the Agreement, Buyer shall be entitled to an advance payment credit (“Advance Payment Credit”) which shall be calculated as follows:

Aggregate Advance
		Advance Payment	Payment Credit for the
		Credit per kg	Calendar Year
Calendar Year	Annual Quantity	(US$)	(US$)
2009	[****]kgs	[****]/kg	[****]
2010	[****]kgs	[****]/kg	[****]
2011	[****]kgs	[****]/kg	[****]
2012	[****]kgs	[****]/kg	[****]
2013	[****]kgs	[****]/kg	[****]
2014	[****]kgs	[****]/kg	[****]
2015	[****]kgs	[****]/kg	[****]

Total	[****]kgs		[****]

3. To the extent there are any inconsistencies or ambiguities between this First Amendment and the Original Agreement, the terms of this First Amendment shall supercede those of the Original Agreement.
4. Except as expressly agreed and amended herein, all of the terms and conditions of the
Original Agreement shall continue in full force and effect.
5. This First Amendment shall be governed by and construed and enforced in accordance with the laws of the Republic of Korea, without giving effect to the rules respecting its conflicts of laws principles.
6. This First Amendment may be executed in one or more counterparts, each of which shall be deemed as an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this First Amendment as of the day and year first above written.

OCI Company Ltd.		Evergreen Solar Inc.

By:	/s/ MinKyu Lim	By:	/s/ Richard G. Chleboski
	Name: MinKyu Lim		Name: Richard G. Chleboski
	Title: Executive Vice President		Title: Vice President

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